                            SHAREHOLDERS AGREEMENT
                         Dated as of October 28, 1988

                                 By and Among
                      Empire Gas Acquisition Corporation
                                      and
                           Each Of The Shareholders
                              Referred to Herein

                      EMPIRE GAS ACQUISITION CORPORATION
                            SHAREHOLDERS AGREEMENT


            This Agreement is entered into as of October 28, 1988, among Empire Gas Acquisition Corporation, a Missouri corporation (the "Company"), and the undersigned shareholders of the Company.

            WHEREAS, the Company has been formed for the purpose of acquiring Empire Gas Corporation, a Missouri corporation ("Empire");

            WHEREAS, the Shareholders have entered into a Stock Purchase Agreement, dated as of October 28, 1988 (the "Stock Purchase Agreement"), pursuant to which they have agreed to acquire shares of the common stock of the Company, par value $.001 per share ("Common Stock" or "Common Shares");

            WHEREAS, in connection with the acquisition of Common Shares pursuant to the Stock Purchase Agreement, the Shareholders are entering into this Agreement, which, among other things, imposes certain restrictions and grants certain rights relating to the transfer of certain shares of Common Stock now or hereafter owned by the Shareholders.

            Accordingly, the parties do hereby agree as follows:

            1. DEFINITIONS. For all purposes of this Shareholders Agreement, unless the context otherwise requires:

                  (a) "Bona Fide Offer" means any offer, in writing, including all the terms and conditions thereof, to purchase Restricted Common Shares.

                  (b) "Option" means any option to purchase Common Shares under the Plan.

                  (c) "Plan" means an Incentive Stock Option Plan, as the same may be amended from time to time, adopted by the Company as required pursuant to
Section 6.5 of the Stock Purchase Agreement.

                  (d) "Restricted Common Shares" means any Common Shares acquired pursuant to the Stock Purchase Agreement or pursuant to any Option issued under the Plan, or in respect of any Restricted Common Shares.

                  (e) "Shareholder" means any person who has received one or more Restricted Common Shares and shall include, where appropriate, the estate of a deceased Shareholder and references to "Shareholder" shall be deemed to constitute references to "Shareholder's Survivors" as hereinafter defined.

                  (f) "Shareholder's Survivors" means any person or persons holding either an Option or Restricted Common Shares and who received such Option or Restricted Common Shares by will of a Shareholder or from a Shareholder by the applicable laws of descent and distribution.

            2.    RIGHTS OF FIRST REFUSAL.

            (a) SALE OR DISPOSITION OF RESTRICTED COMMON SHARES. Neither any Shareholder nor any Shareholder's Survivors shall sell, transfer or otherwise dispose of any Restricted Common Shares, or any interest therein, except in compliance with this Section 2; provided, however, that any Shareholder may pledge, hypothecate or otherwise convey a security interest in or to any Restricted Common Shares in connection with a loan incurred by such Shareholder to enable such Shareholder to purchase Restricted Common Shares pursuant to the Stock Purchase Agreement.

            (b) RIGHT OF FIRST REFUSAL. In the event a Shareholder wishes to sell, transfer or otherwise dispose of any or all of his or her Restricted Common Shares and such Shareholder has received, from a third party (a "Purchaser"), Bona Fide Offer to purchase or otherwise take delivery of any or all of said shares, such Shareholder shall, before conveying any interest in such shares, offer such shares to the Company on the following terms and conditions:

                  (1) The Shareholder shall provide written notice to the Company of the Bona Fide Offer to sell or otherwise dispose of such shares, such notice (hereinafter referred to as the "Transfer Notification") to (i) include a copy of the Bona Fide Offer setting forth all the terms of the proposed transaction, including, without limitation, the name and address of the Purchaser, the number of shares to be conveyed, the date of the Bona Fide Offer and the terms of payment (if any) for such shares; (ii) the terms of any transactions between the Shareholder and Purchaser that reasonably could be expected to influence the terms and conditions of the Bona Fide Offer; and (iii) offer the shares subject to the proposed transaction to the Company at the price offered by Purchaser in the Bona Fide Offer.

                  (2) If the Company decides to purchase any or all of the shares subject to the Bona Fide Offer, the Company shall, within ten (10) days of receipt of the Transfer Notification, (i) notify the Shareholder, in writing, of the Company's intent to exercise its right of first refusal to purchase the shares subject to the Bona Fide Offer and (ii) offer, in writing, to purchase such shares at a price equal to the price offered in the Bona Fide Offer (hereinafter referred to as the "First Refusal Offer").

                  (3) The Company's failure to provide the Shareholder with a First Refusal Offer in accordance with the provisions of subsection (b)(2) of this Section 2 shall constitute a waiver of the Company's right of first refusal with respect to the shares subject to the Bona Fide Offer for a period of thirty
(30) days from the expiration of the ten (10) day period specified in subsection
(b)(2) of this Section 2 for the sole purpose of permitting the Shareholder to accept the Bona Fide Offer on the exact terms set forth therein. The Company's right of first refusal shall reattach to the shares subject to the Bona Fide Offer in the event the Bona Fide Offer is not so accepted within such thirty
(30) day period.

                  (4) If the Company has agreed to pay the price offered in the Bona Fide Offer or the Shareholder has accepted the First Refusal Offer, the Shareholder shall, within ten (10) days of such acceptance or receipt of the First Refusal Offer, whichever occurs first, submit the appropriate share certificates to the Secretary of the Company properly endorsed for transfer to the Company and, within five (5) days of receipt of appropriate certificates so endorsed, the Company shall remit to the Shareholder an amount equal to the purchase price of such shares.

            3. REPURCHASE OF RESTRICTED COMMON SHARES ON TERMINATION OF EMPLOYMENT. If a Shareholder is currently an officer or employee of the Company or Empire, upon termination of such Shareholder's employment with Empire or the Company (if after such termination the Shareholder is not an officer or employee of either the Company or Empire) for any reason including, without limitation, incapacity, resignation or involuntary discharge, all Restricted Common Shares issued to such Shareholder shall be subject to repurchase by the Company on the following terms and conditions:

                  (a) Within forty (40) days of the date of termination of such Shareholder's employment for any reason other than death, and within 1 year and 10 days of the date of termination of such Shareholder's employment by reason of death, the Company shall notify such Shareholder or such Shareholder's Survivors of the Company's intent, if any, to exercise its right to repurchase any or all of such Shareholder's Restricted Common Shares, such notification to specify the number of shares the Company intends to repurchase (hereinafter referred to as the "Repurchase Notification").

                  (b) The Company's failure to provide a Repurchase Notification to any Shareholder or to include in a Repurchase Notification any portion of the Restricted Common Shares held by such Shareholder as of the date of such Repurchase Notification shall be deemed to constitute a waiver of the Company's right to repurchase such shares as are not subject to a Repurchase Notification.

                  (c) As to the shares subject to a Repurchase Notification, the Company shall, within ten (10) days of the expiration of the period in which the Company must provide Repurchase Notification, (i) make a determination as to the fair market value of such shares as of the date of termination of the Shareholder's employment, (ii) notify the Shareholder, in writing, of the Board of Director's determination and (iii) offer, in writing, on the Company's behalf, to repurchase the number of Restricted Common Shares subject to a Repurchase Notification at a price equal to the fair market value of such stock as determined by the Company (hereinafter referred to as the "Repurchase Offer").

                  (d) If the Shareholder disagrees with the Company's determination as to the fair market value of such shares, the Shareholder shall follow the procedures specified in and be subject to the provisions of Section 4 below.

                  (e) Upon acceptance of the Repurchase Offer by the Shareholder, whether in response to the Offer made pursuant to subsection (c) of this Section 3 or as a result of actual or constructive acceptance pursuant to the procedures set forth in Section 4, the Shareholder shall, within ten (10) days of acceptance of such Repurchase Offer, remit the appropriate share certificates to the Secretary of the Company properly endorsed for transfer to the Company, and within five (5) days of receipt of appropriate certificates so endorsed, the Company shall remit to the Shareholder an amount equal to the price of said shares.

            4. DETERMINATION OF FAIR MARKET VALUE. In the event a Shareholder disagrees with the Company's determination as to the fair market value of such Shareholder's shares as to which the Company has provided a Repurchase Notification or a Repurchase Offer or a First Refusal Offer, such Shareholder shall proceed as follows:

                  (a) Within ten (10) days of receipt of a determination by the Company, as to the fair market value, the

Shareholder shall notify the Company, in writing, of such disagreement, including in such notice (hereinafter referred to as "Notice of Disagreement") such Shareholder's belief as to the fair market value of such shares and the basis for such belief. The Shareholder's failure to provide a Notice of Disagreement pursuant to the provisions of this subsection shall constitute a waiver of such Shareholder's right to disagree with the Company's determination as to the fair market value of such shares and the Shareholder shall be deemed to have accepted the Repurchase or First Refusal Offer as of the expiration of the ten (10) day period specified herein for delivery of a Notice of Disagreement.

                  (b) If, within twenty (20) days after receipt by the Company of a Notice of Disagreement, no agreement is reached between the Company and the Shareholder as to the fair market value of such shares, the Company may, within 10 days of expiration of such twenty (20) day period, withdraw its Repurchase Offer. If the Company does not withdraw its Repurchase Offer, the Shareholder may, within fifteen (15) days of the expiration of the twenty (20) day period following the Notice of Disagreement, request (hereinafter referred to as the "Request for Appraisal") that the Company retain an independent third party to appraise the fair market value of such shares as of the date of Shareholder's termination. The Shareholder's failure to make a Request for Appraisal shall constitute a waiver of the right to disagree with the Company as to the determination of the fair market value of such shares and the Shareholder shall be deemed to have accepted the Repurchase or First Refusal Offer as of the expiration of the fifteen (15) day period specified herein for making a Request for Appraisal.

                  (c) Upon receipt of the Shareholder's Request for Appraisal, the Company shall locate an independent third party, which shall be a recognized expert experienced in the valuation of corporations, willing to make such an appraisal and notify the Shareholder of the cost of such an appraisal. The Company shall make a good faith effort to locate an independent third party to make such an appraisal within twenty (20) days from receipt of the Shareholder's Request for Appraisal.

                  (d) Upon receipt from the Shareholder of one-half of the funds necessary to pay the independent third-party appraiser, the Company shall retain such independent third party and request that an appraisal of the fair market value of such shares be prepared and provided, in writing, to the Company. The Company shall request that such appraisal be prepared as soon as practicable. The Company shall provide the remaining one-half of the funds necessary to pay the independent third-party appraiser. The Shareholder's failure to remit to the Company one-half of the funds necessary to retain an independent third-party appraiser within ten (10) days of notification of the cost of such an appraisal shall result in a waiver of the Shareholder's right to disagree with the Company as to the fair market value of such shares and the Shareholder shall be deemed to have accepted the Repurchase as of the expiration of such ten (10) day period.

                  (e) Within five (5) days of receipt of the independent third-party appraisal, the Company shall transmit to the Shareholder a copy of such appraisal along with an offer to purchase such shares (the "Appraisal Offer"), such Appraisal Offer to agree to pay a price equal to the fair market value of the shares as determined by the independent third-party appraisal.

                  (f) Within five (5) days of receipt of a copy of the independent third-party appraisal and the Appraisal Offer, the Shareholder shall accept the Appraisal Offer and submit the appropriate certificates properly endorsed for transfer to the Company. The Shareholder's failure to accept the Appraisal Offer or submit the certificates properly endorsed for transfer shall constitute a waiver of the Shareholder's right to disagree with the Company as to the fair market value of such shares and the Shareholder shall be deemed to have accepted the Appraisal Offer as of the expiration of the five (5) day period specified herein for acceptance of the Appraisal Offer. Within five (5) days of receipt of the appropriate certificates properly endorsed for transfer, the Company shall remit to the Shareholder an amount equal to the price of such shares purchased hereunder.

            5. STOCK CERTIFICATE LEGEND. A copy of this Agreement shall be filed with the secretary of the Company and kept with the Company's records. The certificates evidencing the Common Shares (and all certificates issued in exchange thereof or substitution thereof) shall bear the following legend so long as the restrictions of this Agreement are in effect:

            THE SALE OR TRANSFER OF THE SHARES EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RIGHTS AND RESTRICTIONS, INCLUDING CERTAIN RIGHTS OF FIRST REFUSAL, CONTAINED IN A SHAREHOLDER AGREEMENT DATED AS OF THE 27TH DAY OF OCTOBER, 1988, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE ISSUER AND WHICH MAY BE OBTAINED WITHOUT CHARGE AT THE PRINCIPAL PLACE OF BUSINESS OF THE COMPANY.

            6.    LIMITATIONS ON CERTAIN ACTIONS.

                  (a) CHARTER AND BY-LAWS. Neither the articles of incorporation nor the By-Laws of the Company shall be amended in any manner which is inconsistent with the terms of this Agreement unless such amendment is first approved in the same manner as an amendment to this Agreement is required to be approved under Section 15 hereof.

                  (b) VOTING OF SHARES. Each Shareholder agrees to vote his shares of capital stock of the Company at all times in whatever manner is necessary to effect the purposes of this Agreement, and to refrain from voting such shares in any manner not consistent with this Agreement.

            7. ACTION OF THE COMPANY HEREUNDER. The determination by the Company to exercise its right of first refusal pursuant to Section 2 hereof, its repurchase right pursuant to Section 3 hereof, and all determinations of fair market value pursuant to Sections 3-4 hereof shall be made by a majority vote of the Board of Directors excluding any director whose Common Shares are the subject of such action.

            8. CAPTIONS. The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

            9. PARTIES IN INTEREST. This Agreement shall be binding upon and inure to the benefit of the Company's successors and assigns and the Shareholder's and the Shareholders' Survivors; nothing in this Agreement is intended to confer, expressly or by implication, upon any other person, any rights or remedies under or by reason of this Agreement.

            10. NOTICES. All notices, requests, demands, offers and other communications hereunder shall be in writing and shall be either delivered personally or mailed by certified or registered mail, postage prepaid, addressed as follows:

            If to the Company:

                  Robert W. Plaster
                  Empire Gas Acquisition Corporation
                  1700 South Jefferson Street
                  Lebanon, Missouri  65536

            If to a Shareholder to such Shareholder at:

                  1700 South Jefferson Street
                  Lebanon, Missouri  65531

Either party may change the address to which notices shall be sent to it by notice, in writing, conforming to the provisions of this Section 10.

            11. TERMINATION. This Agreement may be terminated at any time, in writing, by the mutual consent of the parties, if such termination is in accordance with the terms of the Plan.

            12. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the law of the State of Missouri.

            13. SURVIVAL OF RIGHT OF FIRST REFUSAL. Termination of the Company's repurchase right pursuant to Section 3 hereof shall not affect the Company's right of first refusal pursuant to Section 2 hereof and, the Company's right of first refusal shall survive any termination of the Company's repurchase right.

            14. INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this

Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

            15. AMENDMENTS. This Agreement may be amended, at any time and from time to time in whole or in part, or terminated, only by an instrument in writing, duly executed by the Company and the holders of at least a majority of the Common Shares beneficially owned by the Shareholders.

            16. MULTIPLE COUNTERPARTS. This Agreement may be executed in a number of identical counterparts, each of which for all purposes is to be deemed an original, and all of which constitute collectively one Agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that each Shareholder execute the same counterpart, so long as identical counterparts are executed by the Company and each Shareholder.

            17. EXECUTION OF DOCUMENTS. Whenever Common Shares are purchased or transferred pursuant to this Agreement, the seller or sellers and the buyer or buyers shall do all things and execute and deliver all documents and make all transfers as my be necessary to consummate such purchase or transfer in accordance with the applicable provisions of this Agreement.

            18. ENFORCEMENT. It is specifically agreed and understood that monetary damages would not adequately compensate the Company and the non-breaching Shareholders for the breach of this Agreement and this Agreement shall therefore be specifically enforceable, and any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order, without necessity of bond or other security.

            19. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions, and understandings.

            20. CUMULATIVE RIGHTS. The rights of the Company under this Agreement are cumulative and in addition to all similar and other rights of the Company under other agreements with the Shareholders and others.

            IN WITNESS WHEREOF,     the undersigned parties have executed this
Shareholder's Agreement as of the date first above written.


Empire Gas Acquisition Corporation


By:_______________________________
   Robert W. Plaster
   President

Robert W. Plaster Trust

By:_______________________________
   Robert W. Plaster, Trustee


__________________________________
Paul S. Lindsey, Jr.

Stephen R. Plaster Trust

By:_______________________________
   Lynn C. Hoover, Trustee

Cheryl Plaster Schaefer Trust

By:_______________________________
   Lynn C. Hoover, Trustee

__________________________________
Robert L. Wooldridge

__________________________________
Gwendolyn B. VanDerhoef

__________________________________
Dwight Gilpin

__________________________________
Luther Henry Gill

__________________________________
Valeria Schall

__________________________________
Floyd J. Waterman

__________________________________
Larry W. Bisig

__________________________________
Larry Weis

__________________________________
Robert Heagerty

__________________________________
Murl J. Waterman

__________________________________
Earl L. Noe

__________________________________
Thomas Flak

__________________________________
Michael Kent St. John

__________________________________
James E. Acreman

__________________________________
Carolyn S. Rein

__________________________________
Dan C. Weatherly

__________________________________
Nina Irene Craighead

__________________________________
Joyce Sue Kinnett

__________________________________
Edwin H. McMahon

__________________________________
Paul Stahlman

__________________________________
Ralph Wilson

__________________________________
Alan Simer

__________________________________
Ferrell Stamper


Empire Gas Corporation
Employee Stock Ownership Plan

By:_______________________________
   Robert W. Plaster, Trustee